Strategic. Disciplined. Opportunistic. Investor Presentation  |  February 12, 2026

February 12, 2026 Investor Presentation Forward-Looking Statements This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Examples of forward-looking statements include all statements regarding population and demand growth; and our other expectations regarding our future financial position, results of operations (including our earnings guidance for 2026, as well as the assumptions set forth therein), our expectations regarding cash flows, liquidity, business strategy, growth opportunities, potential investments and dispositions, plans and objectives for future operations and capital raising activity. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: increases in market interest rates and inflation; pandemics or epidemics, and the related impact on our tenants, borrowers and senior housing - managed communities; operational risks with respect to our senior housing - managed communities; increased labor costs and labor shortages; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and senior housing - managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers’ or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’, borrowers’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. Disclaimers 2

February 12, 2026 Investor Presentation Tenant and Borrower Information This presentation includes information (e.g., EBITDARM Coverage and Occupancy Percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures related to Sabra Health Care REIT, Inc., including Annualized Cash NOI, Net Debt to Adjusted EBITDA and funds from operations (FFO). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP). An explanation of these non-GAAP financial measures is included under “Definitions” in the Appendix, and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/financials/quarterly-results. Disclaimers 3

LOREM IPSUM Heading February 12, 2026 Investor Presentation Our passion for quality care and deep industry experience uniquely position Sabra to succeed in the dynamic healthcare real estate market. We have the size, know-how and resilient balance sheet necessary to deliver long-term value to shareholders. Uniquely Positioned to Thrive 4

February 12, 2026 Investor Presentation 5 “We know what happens inside our buildings matters most. That’s why we align ourselves with operators who skillfully and compassionately care for the residents and patients in the buildings we own.” -Rick Matros (he/him), Chief Executive Officer STRATEGY

February 12, 2026 Investor Presentation Portfolio Strategy 6 STRATEGY Growing Demand • > 80 population is expected to grow 4% per year through 2040 • Virtually no new senior housing or skilled nursing supply in the foreseeable future Mission-Driven Needs-Based • Passionate workforce • Positive societal impact • Community backbone • Safety net infrastructure • Lifestyle enhancement • Post-acute care • Psychosocial support • Dementia care Skilled Nursing | Senior Housing

February 12, 2026 Investor Presentation Execution — Passion Meets Know-how Unique, Accretive Investments - Utilize our operational and asset management experience to identify and capitalize on new opportunities where off-market price dislocation exists. Support Operator Expansion - Be the capital partner of choice for the expansion and growth of leading operators with regional expertise and concentrated in markets with favorable demographics. Structure deals opportunistically across the capital stack. Creatively Financed Development - Pursue strategic development opportunities and long-term partnerships with leading developers. Optimize Portfolio - Continue to curate our portfolio to optimize diversification and maintain a mix of assets well-positioned for the future of healthcare delivery. Prudent Financing – Maintain balance sheet strength and lower leverage by match funding accretive investing activity with a combination of available liquidity, recycled capital and ATM proceeds. 7 STRATEGY

February 12, 2026 Investor Presentation 2026 Guidance 8 STRATEGY IN ACTION 2026 Guidance: Net Income $ 0.60 — $ 0.64 FFO $ 1.49 — $ 1.53 Normalized FFO $ 1.49 — $ 1.53 AFFO $ 1.55 — $ 1.59 Normalized AFFO $ 1.55 — $ 1.59 Earnings guidance above assumes: • low-single-digit Cash NOI growth for the triple-net portfolio at the midpoint, ignoring the impact of acquisitions and dispositions; • average full-year Cash NOI growth for the same-store Senior Housing - Managed portfolio in the low to mid-teens; • general and administrative expenses at the midpoint of $52 million, which includes $12 million of stock-based compensation expense; • cash interest expense of $103 million at the midpoint; • weighted average share count of 255 million and 256 million for Normalized FFO and Normalized AFFO, respectively; • no tenants are placed on cash-basis or moved to accrual-basis for revenue recognition after December 31, 2025; and • only investments, dispositions and capital markets activity completed as of February 12, 2026. Sabra is initiating 2026 guidance ranges as follows (attributable to Sabra Health Care REIT, INC., per diluted common share): The foregoing guidance ranges reflect management’s view of current and future market conditions. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing guidance ranges as a result of new information or new or future developments. NFFO and NAFFO midpoints imply approximately 5% year-over-year growth

February 12, 2026 Investor Presentation “We deliver long-term value to our shareholders by deliberately executing on our strategy and investing in our tenants’ success by providing flexible capital solutions that keep them at the forefront of healthcare delivery.” -Darrin Smith, Chief Investment Officer 9 STRATEGY IN ACTION

February 12, 2026 Investor Presentation Sustainability Framework “Sabra’s unwavering commitment to supporting operators’ success and prioritizing seniors’ well-being extends seamlessly to our corporate sustainability projects, aimed at empowering operators’ energy and water efficiency and enhancing the quality of residents’ lives.” -Armand Markarian, Manager, Asset Management 10 CORPORATE SUSTAINABILITY We understand that good governance underpins sustainability, strengthens the accountability of our Board and management team and supports the long-term interests of our stakeholders. Our corporate sustainability principles are intrinsically tied to our objective to drive shareholder value by operating efficiently, sustainably, and with our stakeholders’ best interests in mind.

February 12, 2026 Investor Presentation E-Initiative Roadmap 11 CORPORATE SUSTAINABILITY Our efforts to improve the environment start with enabling our operators. We take a comprehensive, integrated and collaborative approach to environmental stewardship, as demonstrated by our E-Initiative Roadmap.

February 12, 2026 Investor Presentation E-Playbook: Turning Vision into Action 12 CORPORATE SUSTAINABILITY Sabra’s E-Playbook builds on our E-Roadmap and green initiatives to provide a structured framework for advancing initiatives that drive measurable environmental and operational improvements across our portfolio. • Align internal and external resources • Establish and evaluate preferred vendors • Combine technical expertise with senior living insight • Use data to identify, implement and validate solutions • Scale proven practices and incentives portfolio-wide • Advance from quick wins to long-term improvements • Integrate across asset management, origination and risk “What began as a Roadmap has evolved into a Playbook— one that translates vision into action, enabling environmental and operational improvements at the property level through collaboration, data and scale.” -Peter Nyland, EVP, Strategic Initiatives

February 12, 2026 Investor Presentation Going the Extra Green Mile 13 CORPORATE SUSTAINABILITY At Gardens of Wakefield, Sabra worked with Blue Sky E3 Partners and Carrier engineers to design a custom, energy-efficient solution for the community’s heating and cooling system. By replacing outdated equipment, the project achieved a combined 44 percent improvement in unit efficiency. Building on that success, Sabra completed similar HVAC retrofits at two additional Texas communities, leveraging utility incentives to upgrade systems and enhance performance. These efforts improved unit efficiency by 30 percent, resident comfort, staff working conditions and overall grid resilience.

February 12, 2026 Investor Presentation Committed to Diversity, Equity & Inclusion 55% As of December 31, 2025, women comprised 55% of our workforce and 57% of our management level/leadership roles. 34% As of December 31, 2025, 34% of our team members self-identified as being members of one or more ethnic minorities. We believe our ethnic diversity is higher than this reported percentage as another 16% of our team members chose not to self-identify. 14 CORPORATE SUSTAINABILITY We believe a diverse workforce is essential to our continued success and gives us a competitive advantage. We believe we attract the best talent by embracing the diversity of our country.

February 12, 2026 Investor Presentation Our Success Is Predicated on a Healthy Portfolio 1 Represents average occupancy for the total consolidated portfolio. 2 Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for the period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears, and therefore, EBITDARM Coverage and Operating Statistics exclude assets acquired after September 30, 2025. 7 Years Wtd. Avg. Remaining Lease Term 393 Investments 2.38x   1.52x   3.99x 61 Relationships 38% Skilled Mix2 Average Occupancy Percentage2 83%  85%   89%   77% SH - LeasedSNF/TC SNF/TC SH - Leased EBITDARM Coverage2 As of December 31, 2025 BH/Hosp./Oth. BH/Hosp./Oth. 15 PORTFOLIO SH - Managed1

February 12, 2026 Investor Presentation 1 Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. See the Appendix to this presentation for the definition of Annualized Cash NOI. Diverse Portfolio, Positioned to Perform Relationship Concentration1 Asset Class Concentration1 As of December 31, 2025 16 PORTFOLIO The Ensign Group, 7.8% Avamere Family of Companies, 7.7% Signature Healthcare, 7.5% Signature Behavioral, 6.3% Recovery Centers of America, 5.2% The McGuire Group, 3.9% Managed (No Operator Credit Exposure), 27.4% Other 34.2% Senior Housing - Managed, 27.4% Behavioral Health, 12.9% Senior Housing - Leased, 7.7%Specialty Hospital and Other, 3.7% Other, 0.5% Skilled Nursing/ Transitional Care, 47.8%

February 12, 2026 Investor Presentation Favorable Supply and Demand Trends 17 PORTFOLIO Source: Census.gov, AHCA, Care Compare Since 2000, the 85-or-older population has grown by 64%, compared to a 12% decline in skilled nursing beds over the same time frame. SNF Supply and Demand 1,780 1,757 1,725 1,712 1,706 1,703 1,697 1,695 1,693 1,675 1,628 1,594 1,571 4,399 4,641 4,946 5,296 5,600 5,880 6,055 6,304 6,468 6,590 6,467 6,677 7,047 SNF Beds (000s) Population 85 or older (000s) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 — 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000

February 12, 2026 Investor Presentation Skilled Nursing Medicaid and Medicare Rates Medicaid Average Daily Rate Medicare Average Daily Rate As of December 31, 2025 18 PORTFOLIO $180 $187 $198 $210 $236 $262 $307 Ja n-13 Ja n-14 Ja n-15 Ja n-16 Ja n-17 Ja n-18 Ja n-19 Ja n-2 0 Ja n-2 1 Ja n-2 2 Ja n-2 3 Ja n-2 4 Ja n-2 5 $150 $200 $250 $300 $350 4.5% CAGR $523 $531 $528 $552 $635 $662 $719 Ja n-13 Ja n-14 Ja n-15 Ja n-16 Ja n-17 Ja n-18 Ja n-19 Ja n-2 0 Ja n-2 1 Ja n-2 2 Ja n-2 3 Ja n-2 4 Ja n-2 5 $500 $550 $600 $650 $700 $750 2.5% CAGR In October, the Centers for Medicare & Medicaid Services finalized a 3.2% Medicare increase.

February 12, 2026 Investor Presentation “We invest in relationships with operators who are nimble and poised to deliver excellent care now and in the future.” -Peter Nyland, Executive Vice President, Strategic Initiatives 19 PORTFOLIO

February 12, 2026 Investor Presentation Advancing the Quality of Care We Work with Operators Who Are: • Committed to their mission • Nimble • Regional experts • In markets with favorable demographics • Well-positioned for the future of healthcare delivery OPERATORS 20

February 12, 2026 Investor Presentation We Support Our Operators We Invest in Our Tenants’ Success: • Redevelopment / Adaptive Reuse • Expansion • Strategic development • Flexible equity and debt capital solutions OPERATORS 21

February 12, 2026 Investor Presentation “What started with a single sale/leaseback transaction for a senior living community in Indiana has grown into a multi-state, multi- community relationship. We truly value the collaboration, insight and support we receive from Sabra. Sabra is who we think about first when it comes to a capital partner to support our company’s growth.” – Tom Smith, Chief Executive Officer & Co-Founder Leo Brown Group 22 OPERATORS

February 12, 2026 Investor Presentation “Our strong balance sheet and ready access to capital allows us to thoughtfully finance investment opportunities and drive value for our shareholders.” –Michael Costa, Chief Financial Officer 23 PERFORMANCE

February 12, 2026 Investor Presentation Common Equity Value 66% Secured Debt 1% Hedged Term Loans 15% Fixed Rate Bonds 18% Line of Credit 3% Prudent Balance Sheet Management 1 As of 12/31/2025. Common equity value estimated using outstanding common stock of 251.7 million shares and Sabra’s closing price of $19.15 as of 2/10/2026. 24 PERFORMANCE • Hedged variable rate exposure, resulting in interest savings of $7.9 million over the last 12 months. • Weighted average debt maturity of approximately 4 years with no material debt maturities until 2028. • Weighted average effective interest rate on permanent debt of 3.92%. • Ample liquidity of approximately $1.2 billion ensures we have ready access to capital. • $482.9 million of availability under at-the- market (ATM) equity offering program. • 98% of borrowings are unsecured, providing additional balance sheet flexibility. CONSOLIDATED ENTERPRISE VALUE1 $7.3B December 31, 2025

February 12, 2026 Investor Presentation   Sabra 4Q 25 1 Investment-Grade peers range 2 Net Debt to Adjusted EBITDA 5.00x 3 0.40x - 5.28x Interest Coverage Ratio 4.72x 4.30x - 9.22x Debt as a % of Asset Value 37% 18% - 39% Secured Debt as a % of Asset Value 1% 0% - 7% Investment-Grade Credit Metrics 1 Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. 2 Investment-Grade Peers consists of WELL, VTR, OHI, NHI and CTRE. The metrics used to calculate Investment-Grade peers range are sourced from the most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. 3 Based on the annualized trailing three-month period ended as of the date indicated. 25 PERFORMANCE We continue to focus on strengthening our balance sheet and portfolio.

February 12, 2026 Investor Presentation 100 350 800 539 500 $2 $2 $2 $2 $2 $2 $2 $2 $2 $23 $218 $782 3.4% 5.0% 4.1% 3.9% 4.6% 3.2% 3.5% 3.5% 3.5% 3.5% 3.7% Unsecured Bonds Term Loans Mortgage Debt / Secure Debt Line of Credit Available Line of Credit Wtd. Avg. Interest 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafter 0 200 400 600 800 1,000 1,200 Favorable Profile with Staggered Maturities 1 Revolving Credit Facility is subject to two six-month extension options. 2 Includes private mortgage insurance and impact of interest rate hedges. (Dollars in millions) Debt maturity profile at December 31, 2025 26 PERFORMANCE 1 21

PERFORMANCE

Attractive Valuation Relative to Direct Peers

Forward FFO multiples[1]


12.4x
13.6x
14.2x
16.9x
19.1x
25.5x
SBRA
LTC
OHI
NHI
CTRE
AHR

Dividend yield[2]


6.3%
2.0%
3.5%
4.3%
5.9%
6.0%
SBRA
AHR
CTRE
NHI
OHI
LTC

Premium / discount to consensus NAV


27.7%
16.4%
37.3%
57.8%
58.3%
79.3%
SBRA
LTC
OHI
CTRE
NHI
AHR

Portfolio composition (% Annualized Cash NOI)[3]


17%
48%
35%
3%
79%
18%
7%
60%
33%
1%
51%
48%
6%
29%
65%
20%
64%
16%
SBRA4
CTRE
OHI
LTC
NHI
AHR5
Senior Housing
Skilled Nursing
Other

Sources: S&P Capital IQ as of 2/10/2026, unless otherwise noted.
[1] Forward FFO multiple is calculated as stock price as of 2/10/2026 divided by the forward four quarter consensus FFO from S&P Capital IQ.
[2] Dividend yield is calculated as most recent quarterly dividends declared per share annualized divided by stock price as of 2/10/2026.
[3] Represents latest available concentration for peers from company filings as of 2/10/2026.
[4] Based on Annualized Cash NOI for the quarter ended 12/31/2025 for real estate investments, investments in loans receivable and other investments. See the appendix to this presentation for the definition of Annualized Cash NOI.
[5] AHR SNF concentration includes both Triple-Net Leased SNF NOI and NOI from Integrated Senior Health Campuses.

SABRA February 12, 2026 Investor Presentation 27

February 12, 2026 Investor Presentation Well-Positioned Portfolio SNF concentration 1 1 Represents latest available concentration and coverage for peers as of 2/10/2026. 2 Based on Annualized Cash NOI as of 12/31/2025 for real estate investments, investments in loans receivable and other investments. See the appendix to this presentation for the definition of Annualized Cash NOI. 3 OHI and CTRE SNF concentrations exclude NOI from U.K Care Home portfolios. 4 AHR SNF concentration includes both Triple-Net Leased SNF NOI and NOI from Integrated Senior Health Campuses. 5 Represents SNF EBITDARM Coverage for LTC, AHR and NHI; total portfolio EBITDARM Coverage for OHI and CTRE. 6 See appendix to this presentation for the definition of EBITDARM Coverage. Top five relationships concentration 1 SNF EBITDARM Coverage 1,5 SH EBITDARM Coverage 1 28 PERFORMANCE 48% 29% 51% 60% 64% 79% SBRA NHI LTC OHI AHR CTRE 35% 36% 51% 54% 56% SBRA OHI LTC NHI CTRE 2.38x 1.93x 2.15x 2.16x 3.16x 3.17x SBRA OHI LTC AHR CTRE NHI 1.52x 1.30x 1.36x 1.38x 1.40x 1.53x SBRA VTR LTC AHR WELL NHI2 2 6 643 3

February 12, 2026 Investor Presentation Appendix 29 i

February 12, 2026 Investor Presentation Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non- GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra’s pro rata share. Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis. Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra’s pro rata share. Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value. The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/ tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Definitions 30 APPENDIX

February 12, 2026 Investor Presentation Funds From Operations (“FFO”) and Adjusted FFO (“AFFO”).*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Net Debt.* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA.* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income. Definitions 31 APPENDIX

February 12, 2026 Investor Presentation Normalized FFO and Normalized AFFO.* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Except for Senior Housing - Managed, Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent performance or 24 months after the date of classification as non-stabilized. Stabilized Facilities generally exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this presentation can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results. APPENDIX Definitions 32